UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2025

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
3.125% Notes Due 2032	KO32	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
3.375% Notes Due 2037	KO37	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange
3.500% Notes Due 2044	KO44	New York Stock Exchange
3.750% Notes Due 2053	KO53	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the Board of Directors (the “Board”) of The Coca-Cola Company (the “Company”) elected Henrique Braun, Executive Vice President and Chief Operating Officer, as Chief Executive Officer of the Company, effective March 31, 2026, on which date James Quincey, the Company’s current Chief Executive Officer, will transition to Executive Chairman.

The Board also intends to nominate Mr. Braun to stand for election as a director at the 2026 Annual Meeting of Shareowners.

Henrique Braun, age 57, was appointed Executive Vice President and Chief Operating Officer of the Company in January 2025, overseeing all the Company’s operating units worldwide. He has served as Executive Vice President since 2024. From 2023 to 2024, Mr. Braun served as Senior Vice President and President, International Development, overseeing seven of the Company’s nine operating units. Mr. Braun served as President of the Latin America operating unit from 2020 to 2022, and as President of the Brazil business unit from 2016 to 2020. From 2013 to 2016, Mr. Braun was President of the Greater China and Korea business unit. Mr. Braun joined the Company in 1996. He will continue to serve as Executive Vice President and Chief Operating Officer until his appointment to Chief Executive Officer.

A copy of the press release issued by the Company is furnished with this report as Exhibit 99.1.

Item 9.01(d).	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of The Coca-Cola Company, dated December 10, 2025.
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: December 10, 2025	By:	/s/ Monica Howard Douglas
Monica Howard Douglas
Executive Vice President and Global General Counsel